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                                                               EXHIBIT 10.33 (A)

                                AMENDMENT NO.1
                                      TO
                            STOCK OPTION AGREEMENT

        AMENDMENT NO. 1 dated August 12, 1996 to STOCK OPTION AGREEMENT (the "Agreement") dated July 31, 1996 between E. David Corvese ("Corvese") and John
H. Klein ("Optionee"). Terms used but not defined herein shall have the same meaning as set forth in the Agreement.


        WHEREAS, Corvese and Optionee have agreed to amend the Agreement as set forth in this Amendment.

        NOW, THEREFORE in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the legal sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1. Secton 2 of the Agreement is hereby amended to read in its entirety as follows:

        "2. Price.  The price per share (the "Option Price") of the Option
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Shares shall be the initial public offering per share of the common stock of MIM as set forth in MIM's final prospectus contained in its Registration Statement on Form S-1, as amended (Registration No. 333-05327)."

        2.  Governing Law.  This Amendment shall be construed in accordance
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with, and its interpretation shall otherwise be governed by, the laws of the
State of Delaware, without giving effect to otherwise applicable principles of conflicts of law.

        3.  Entire Agreement.  This Amendment and the Agreement set forth the
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entire understanding between the parties hereto with respect to the Option and may not be modified or amended, except as expressly contemplated herein, except by a written instrument signed by the party to be bound thereby
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  IN WITNESS WHEREOF, Corvese and Optionee hereby execute this Amendment on this
12th day of August, 1996.

                                                  /s/ E. David Corvese
                                                  --------------------------
                                                  E. David Corvese

                                                  /s/ John H. Klein
                                                  --------------------------
                                                  John H. Klein
                                                  Address: c/o MIM Corporation
                                                           One Blue Hill Plaza
                                                           Pearl River, New York
                                                           10965